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                                                                   EXHIBIT 10.43

                             ENVIRONMENTAL INDEMNITY


         This ENVIRONMENTAL INDEMNITY (this "Environmental Indemnity") is made as of this 2nd day of February, 2001, by Borders, Inc., a Colorado corporation ("Borders"), and Borders Group, Inc., a Michigan corporation ("BGI," and collectively with Borders, the "Indemnitor") to Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under a certain Collateral Trust Indenture dated as of January 22, 2001 ("Lender").

                              Preliminary Statement

         I. BB Rapid City Associates, L.L.C., an Ohio limited liability company ("Borrower"), is the owner of the real property located in Rapid City, South Dakota, legally described in Exhibit A attached hereto (that real property, together with any additional real property hereafter encumbered by the lien of the Mortgage (as hereinafter defined) and all improvements now or hereafter located therein and all rights and interests of Borrower therein, being hereinafter collectively called the "Premises");

         II. Pursuant to the terms of that certain Project Loan Agreement dated as of even date herewith between the Borrower and the Lender, concurrently herewith Lender shall make a loan to Borrower in the amount of $3,702,953.27 (the principal, interest, and all other sums due and owing under the loan being hereinafter collectively called the "Loan"), which Loan shall be evidenced by a Project Loan Note by Borrower to Lender (such Project Loan Note, together with all modifications, increases, and supplements thereof, being hereinafter collectively called the "Note") and secured by, among other things, a Mortgage or Deed of Trust made by Borrower to Lender (such Mortgage or Deed of Trust, together with all modifications, consolidations, increases, supplements, and spreaders thereof, being hereinafter collectively called the "Mortgage") which will encumber the Premises (which Note, Mortgage and all other documents evidencing and securing the Loan are hereinafter collectively called the "Loan Documents"); and

         III. Concurrently herewith, Borders is entering into that certain Lease dated as of even date herewith between Borders, as lessee, and the Borrower, as lessor, pursuant to which Borders shall lease the Premises from Borrower.

         IV. BGI is the sole shareholder of Borders.

         V. To induce Lender to make the Loan to finance the Premises and in consideration thereof, Indemnitor has agreed to provide certain indemnities;

         NOW, THEREFORE, in consideration of the matters described hereinabove and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor agrees as follows:

         Indemnitor shall, at its sole cost and expense, indemnify, defend (with counsel approved by Lender), protect, and hold harmless Lender and Lender's officers, trustees, directors, shareholders, employees, and agents (which officers, trustees, directors, shareholders, employees

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and agents are hereinafter collectively called "Lender's Representatives")
against and from any and all damages, losses, liabilities, obligations, penalties, claims, sums paid in settlement of claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements, fines, encumbrances, liens, and expenses of any kind or of any nature whatsoever (collectively, the "Indemnified Expenses") that may at any time (including, without limitation after the repayment of the Loan or after foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance of the Premises in lieu of foreclosure) be imposed upon, incurred by, or asserted or awarded against, Lender or any Lender Representative and that arise directly or indirectly from or out of any Environmental Problem (defined below), regardless of whether that Environmental Problem arises before or after the date hereof or before or after any repayment of the loan or any conveyance of the Premises by foreclosure of the Mortgage, exercise of power of sale under the Mortgage, or conveyance in lieu of foreclosure, regardless (except as provided below) of whether or not that Environmental Problem is the fault of Borrower, Indemnitor, or any other person or entity, and regardless of whether or not the Environmental Problem was disclosed in any Environmental Report (defined below) performed for, or on behalf of, Lender in connection with the Loan or whether or not Lender has actual or constructive knowledge of the Environmental Problem from any other source.

         A. Indemnified Expenses shall, include, without limitation, all of the following: (i) costs incurred in the removal of Hazardous Substances (defined below), costs incurred in investigation, monitoring, clean-up, and containment of Hazardous Substances, costs incurred to mitigate damages, foreclosure costs, costs incurred for remediation and restoration, and other response costs; (ii) costs incurred to cure any violations of Environmental Laws (defined below);
(iii) damages for personal injury or death, property loss, or other loss; (iv) civil and criminal fines and penalties; (v) costs incurred to remove any liens imposed by law in favor of the federal or any state or local government or governmental agency or authority in connection with an Environmental Problem;
(vi) reasonable attorneys', accountants', consultants', and experts' fees and disbursements, reasonable administrative costs, and other reasonable out-of-pocket expenses (including any such fees, disbursements, costs, and expenses incurred as a result of groundless, false, or fraudulent claims or proceedings brought against Lender or Lender's Representatives); (vii) diminution in the market value of the Premises realized upon the sale thereof, whether by foreclosure or otherwise; (viii) to the extent the appropriate governmental authorities have brought claims against Lender or Lender's Representatives damages for injury to, destruction of, or loss of, natural resources; (ix) sums paid to tenants and other third parties (or offset against rents or other sums payable by such tenants and other third parties) for indemnification pursuant to leases or other agreements wherein such tenants or other third parties are entitled to indemnification or payment on account of Environmental Problems or pursuant to statutory or common law; (x) consequential damages; (xi) sums paid and any other liability to the federal government, any state or local government, any federal, state, or local governmental authority, or any other person or entity for any costs described above; (xii) sums paid in satisfaction of judgments; (xiii) settlement costs; and (xiv) all other costs and expenses of any kind or nature.

         B. Without limiting Indemnitor's obligations hereunder, in the event of any Environmental Problem, Lender may, in Lender's sole discretion: (i) by notice to Indemnitor, obligate Indemnitor to take such action as may be required by applicable Environmental Laws to correct or ameliorate the Environmental Problem, in which event Indemnitor shall take such action at Indemnitor's sole expense; (ii) itself take such action as may be required by applicable Environmental Laws to correct or ameliorate the Environmental Problem, to the extent permitted


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under the Loan Documents and under the law, in which event Indemnitor shall cooperate with Lender and shall indemnify Lender for the reasonable costs incurred in taking such action in accordance with this Environmental Indemnity; and/or (iii) exercise any other rights or remedies that Lender may have; but Lender shall have no obligation to do any of the foregoing. Lender shall have the options described above whether or not action to correct or ameliorate the Environmental Problem is ordered by any court, governmental authority, or other person or entity. For so long as (a) Borrower owns the Premises, (b) neither Lender nor any other party is operating the Premises under a mortgage-in-possession or receivership arrangement, and (c) there is no outstanding default under the documents evidencing and securing the Loan, Lender shall not be entitled to take the actions described in clause (ii) above unless Indemnitor fails to commence the actions required pursuant to (i) above within a reasonable period of time following receipt of Lender's notice or Indemnitor fails at any time thereafter to diligently pursue such actions.

         C. If the Premises are conveyed by foreclosure of the Mortgage, exercise of power of the sale under the Mortgage, or conveyance in lieu of foreclosure (any such conveyance being hereinafter called a "Foreclosure Conveyance"), then the indemnity provided for under this instrument shall not apply to any Environmental Problem that arises solely after and not on or before the date of the conveyance unless the Environmental Problem results in whole or in part from acts or omissions by Indemnitor or Borrower or from acts or omissions prior to the date of the conveyance by any other person or entity. The indemnity provided for under this instrument shall, however, apply to Indemnified Expenses incurred after the date of the conveyance that arise from any Environmental Problem in existence on or before the date of the conveyance or any Environmental Problem otherwise not excluded from coverage under the immediately preceding sentence, even if that Environmental Problem is not discovered until after the date of the conveyance. For purposes of this clause C, a condition in existence on or before the date of the conveyance shall be deemed to be an Environmental Problem on or before that date even if the condition becomes an Environmental Problem as a result of a change in Environmental Laws that becomes effective after that date. Indemnitor shall have the burden of proving that any Environmental Problem arises after the date of the conveyance, and if Indemnitor is unable to satisfy such burden of proof, then Indemnitor's obligations hereunder with respect to that Environmental Problem shall be effective and shall not be reduced or diminished.

         D. Notwithstanding anything in this instrument to the contrary, the indemnity provided under this instrument shall not apply to any Indemnified Expenses to the extent that they result from the gross negligence, willful misconduct or bad faith of Lender.

         E. Lender shall terminate this Environmental Indemnity effective as of the first anniversary (the "Repayment Anniversary") of the repayment in full of the Loan, provided:

            (i) The repayment shall have been made at a time and in a manner permitted under the Loan Documents;

            (ii) Indemnitor shall pay to Lender all sums due under this Environmental Indemnity and Indemnitor shall not otherwise be in default under this Environmental Indemnity;



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            (iii) On the Repayment Anniversary, neither Lender nor the then owner of the Premises shall be aware of any Environmental Problem, and the then owner of the Premises shall provide a certification to Lender, in form satisfactory to Lender, to that effect; and

            (iv) Neither Lender nor any affiliate or subsidiary of Lender shall have at any time or in any manner participated in the management or control of, or taken possession of or title to, the Premises or any portion thereof whether as mortgagee in possession or otherwise, nor shall Lender have taken any action or exercised such dominion and control over the Premises that, in Lender's sole discretion, could cause Lender to be considered an "owner" or "operator" under CERCLA (defined below) or to have similar status under any other Environmental Laws, nor shall any receiver have at any time or in any manner participated in the management or control of, or taken possession of or title to, the Premises or any portion thereof; provided, that this Subsection E(iv) shall only be effective to restrict the termination of this Environmental Indemnity as it applies to the property for which Lender's "owner", "operator" or comparable status is incurred.

If all of the above conditions are satisfied, then Lender shall execute and deliver to Indemnitor an instrument effecting such termination. No such termination shall affect any rights or remedies, not derived from this Environmental Indemnity, that Lender may have against Indemnitor or Borrower with respect to Environmental Problems.

         F. Lender shall terminate this Environmental Indemnity effective as of the first anniversary (the "Conveyance Anniversary") of any Foreclosure Conveyance (defined in paragraph D above), provided:

            (i) Indemnitor shall pay to Lender all sums due under this Environmental Indemnity and Indemnitor shall not otherwise be in default under this Environmental Indemnity;

            (ii) as of the date of the Conveyance Anniversary no Environmental Problem is in existence; and

            (iii) On the Conveyance Anniversary, neither Lender nor the then owner of the Premises shall be aware of any Environmental Problem, and the then owner of the Premises shall provide a certification to Lender, in form satisfactory to Lender, to that effect.

If all of the above conditions are satisfied, then Lender shall execute and deliver to Indemnitor an instrument effecting such termination. No such termination shall affect any rights or remedies, not derived from this Environmental Indemnity, that Lender may have against Indemnitor or Borrower with respect to Environmental Problems.

                  Indemnitor further agrees as follows:

                  1. For purposes of this Agreement:


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                  (a) "Environmental Laws" shall mean any and all present and future laws, statutes, ordinances, rules, regulations, orders, and determinations of any governmental authority, pertaining to health, hazardous substances, natural resources, conservation, wildlife, pollution, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same may be further amended (hereinafter collectively called "CERCLA").

                  (b) "Environmental Problem" shall mean any of the following:

                           (A) the presence, reasonable grounds for the
                  suspected presence, or reasonable grounds for the alleged presence of any Hazardous Substance on, in, under, or above all or any portion of the Premises or any surrounding areas in a quantity or concentration requiring corrective action or remedial action under applicable Environmental Laws; or

                           (B) the release, reasonable grounds for the suspected
                  release, reasonable grounds for the threatened release, or reasonable grounds for the alleged release of any Hazardous Substance from or onto the Premises;

                           (C) the violation, reasonable grounds for the
                  suspected violation, reasonable grounds for the threatened violation, or reasonable grounds for the alleged violation of any Environmental law with respect to the Premises;

                           (D) the failure, reasonable grounds for the suspected
                  failure, reasonable grounds for the threatened failure, or reasonable grounds for the alleged failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Law with respect to the Premises.

         A condition described above shall be deemed to be an Environmental Problem regardless of whether or not any federal, state, or local governmental authority or agency has taken any action in connection with the condition.

                  (c) "Environmental Reports" shall mean: for (A) Phase I Environmental Reports, the American Society of Testing and Materials Standard E 1527-97, Standard Practice for Environmental Site Assessments (or any successor document); and for (B) other reports, a report that complies with industry standards and Lender's reasonable requirements, and that is prepared by a person or entity with expertise in identifying and analyzing Environmental Problems, that reports or describes, based on an assessment performed by or on behalf of that person or entity, Environmental Problems that are or may be in existence with respect to the Premises.



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                  (d) "Hazardous Substances" shall mean any substance that is defined or listed as a hazardous, toxic or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including, without limitation, (i) any substance that is a "hazardous substance" under CERCLA, (ii) petroleum, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas),
         (iii) radioactive materials, and (iv) asbestos.

              2. The obligations of Indemnitor hereunder are independent of the obligations of Borrower under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitor hereunder, whether or not an action is brought against Borrower under the Loan Documents and whether or not Borrower is joined in any action against Indemnitor.

              3. This Environmental Indemnity is not given as additional security for the Loan and is entirely independent of the Loan, and shall not be measured or affected by any amounts at any time owing under the Loan Documents, the sufficiency or insufficiency of any collateral (including, without limitation, the Premises) given to Lender to secure repayment of the Loan, or the consideration given by Lender or any other party in order to acquire the Premises or any portion thereof. None of the obligations of Indemnitor hereunder shall be in any way secured by the lien of the Mortgage or any other Loan Document.

              4. Except as otherwise provided herein, Indemnitor's obligations hereunder shall survive repayment of the Loan and shall survive any conveyance of the Premises (including, without limitation, any Foreclosure Conveyance).

              5. This instrument shall bind Indemnitor and the successors of Indemnitor. This instrument shall inure to the benefit of Lender and the successors and assigns of Lender (including, without limitation, (a) any participants of Lender with respect to the Loan and any person or entity to which the Loan is transferred or collaterally assigned,
         (b) any person or entity to which the Premises are conveyed by Foreclosure Conveyance (a "Foreclosure Transferee"), and (c) the successors and assigns of Lender or any other Foreclosure Transferee as owner of the Premises).

              6. The obligations of Indemnitor under this instrument are not limited or impaired by any provisions in the Loan Documents exculpating Borrower or Borrower's partners from personal liability thereunder or limiting Lender's recourse against Borrower of Borrower's partners.

              7. The obligations of Indemnitor under this instrument are not limited or impaired by the accuracy or inaccuracy of the representations and warranties made by Borrower under the Loan Documents.



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              8. Lender shall at all times be free to inspect the Premises and to perform such other investigations and tests as Lender deems necessary in connection with this Environmental Indemnity (upon not less than 24 hours notice except in the event of an emergency), but Lender shall not be obligated to do so.

              9. Indemnitor's obligations hereunder shall apply to and include claims or actions brought by or on behalf of employees of Borrower and Indemnitor, and Indemnitor waives any immunity to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws.

              10. If Indemnitor fails to indemnify Lender as provided herein, Lender shall be subrogated to any rights Indemnitor may have against third parties relating to the matters covered by this instrument.

              11. The rights of Lender under this Environmental Indemnity shall be in addition to any other rights and remedies of Lender against Indemnitor under any other document or instrument now or hereafter executed by Indemnitor, or at law or in equity (including, without limitation, any right of reimbursement or contribution pursuant to CERCLA), and shall not in any way be deemed a waiver of any of such rights; provided, that nothing in this paragraph shall be construed to permit a double recovery from Indemnitor.

              12. Indemnitor may settle any action or proceeding covered hereby only with Lender's prior written consent.

              13. Any defense of Lender by Indemnitor hereunder shall be conducted by attorneys reasonably satisfactory to Lender. If the interests of Lender and Indemnitor in any action or proceeding conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for Lender and Indemnitor, then Lender may retain Lender's own counsel at Indemnitor's expense.

              14. Indemnitor shall pay to Lender, immediately upon demand therefor, interest on any payment due from Indemnitor to Lender hereunder from the date such payment is demanded by Lender to and including the date of payment at the "Prime Rate" in effect from time to time as published by The Wall Street Journal.

              15. Indemnitor shall pay Lender's attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of this instrument or the collection of any sums due under this instrument.

              16. Indemnitor shall, at Lender's request from time to time, provide Lender with copies of any general liability, environmental impairment, and other insurance policies held by Indemnitor that may cover any of Indemnitor's obligations hereunder.

              17. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE



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         WITH, THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

              18. Any notice, request, demand, consent, approval, or other communication under this instrument (collectively "Notice") shall be in writing, signed by the party giving such Notice and shall be sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the party for whom it is intended at its address as follows (as that address may be changed as hereinafter provided):

         If to Indemnitor:         Borders Group, Inc.
                                   100 Phoenix Drive
                                   Ann Arbor, MI  48104
                                   Attn:  General Counsel

         With a copy to:           Dickinson Wright PLLC
                                   38525 Woodward Avenue
                                   Bloomfield Hills, MI  48304
                                   Attn:  Judith E. Gowing

         If to Lender:             Wilmington Trust Company
                                   Rodney Square North
                                   1100 North Market Street
                                   Wilmington, DE  19890-0001
                                   Attn:  Corporate Trust Administration

         With a copy to:           McDermott, Will & Emery
                                   227 West Monroe Street
                                   Chicago, IL 60606
                                   Attn:  Elizabeth L. Majers

         Notice shall be deemed given on the third day after the same is deposited in an official United States post office. Any party may from time to time, by Notice to the other party given as above set forth, change its address for purposes of receipt of any such Notice.

              19. Indemnitor represents to Lender that Indemnitor is unaware of any Environmental Problem. Indemnitor shall promptly notify Lender in writing of any Environmental Problem of which Indemnitor becomes aware.

              20. If there is more than one Indemnitor: (a) the obligations of each Indemnitor are joint and several; (b) a release of any one or more Indemnitors or any limitation of this Agreement in favor of or for the benefit of one or more Indemnitors shall not in any way be deemed a release of or limitation in favor of or for the benefit of any other Indemnitor; (c) the unenforceability for any reason of this instrument against one or more Indemnitors shall not affect or impair the obligations hereunder of any remaining Indemnitor; and (d) a separate action hereunder may be brought and prosecuted against one or more Indemnitors. Each


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         Indemnitor shall have no right of contribution (including, without limitation, any right of contribution under CERCLA) or subrogation against any other Indemnitor hereunder unless and until all obligations of such Indemnitor have been satisfied. To the extent that any waiver of an Indemnitor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, then those rights of subrogation or contribution shall in any event be junior and subordinate to the rights of Lender against any Indemnitor hereunder.

              21. Indemnitor authorizes Lender without notice or demand and without affecting Indemnitor's liability hereunder from time to time to: (a) change any of the terms of the Loan Documents or release Borrower from any obligations thereunder; (b) take and hold additional security for the payment of the indebtedness evidenced by the Loan Documents, and exchange, enforce, waive and release any such security;
         (c) release from the lien of the Mortgage all or part of the Premises; or (d) apply the Premises and direct the order or manner of sale thereof as Lender in its discretion may determine. Indemnitor's liability hereunder shall also not be affected by any such change, release, or application that arises by operation of law; provided, that in the event BGI no longer owns a controlling interest in Borders, BGI shall have received written notice of any change in the terms of the Loan Documents as referenced in the foregoing clause (a).

              22. Indemnitor waives:

                  (a) Presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment, non-performance or non-observance, and notice of acceptance of this instrument;

                  (b) The right, if any, to the benefit of, or to direct the application of, any security held by Lender, including the Premises; and, until all of the indebtedness evidenced by the Note has been paid in full, all rights of subrogation, any right to enforce any remedy which Lender now has or hereafter may have against Borrower, and any right to participate in any security now or hereafter held by Lender;

                  (c) The right to require Lender to proceed against Borrower or to proceed against any security now or hereafter held by Lender or to pursue any other remedy in Lender's power;

                  (d) The benefits, if Indemnitor is entitled to any benefits, of any or all anti-deficiency statutes or single-action legislation;

                  (e) Any defense arising out of the absence, impairment, or loss of any right of reimbursement or subrogation or other right or remedy of Indemnitor against Borrower or against any security resulting from the exercise of election of any remedies by Lender, including a judicial foreclosure or the exercise of the power of sale under the Mortgage, and any defense arising by reason of any


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

         disability or other defense of Borrower or by reason of the cessation, from any cause, of the liability of Borrower;

                  (f) The benefit of or right to assert any statute of limitations affecting Indemnitor's liability hereunder or the enforcement thereof to the extent permitted by law;

                  (g) Any homestead exemption rights;

                  (h) Any right to deferral or modification of Indemnitor's obligations hereunder by reason of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Indemnitor; and

                  (i) Any defense arising out of any bankruptcy, reorganization, arrangement, moratorium, or other debtor relief proceeding regarding Borrower, or the death of Borrower.

              23. Subject to paragraph 5 hereof, no party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of a third party.

              24. Indemnitor expressly hereby waives all rights to a trial by jury in any action, counterclaim or proceeding based upon, or related to, the subject matter of this Environmental Indemnity. This waiver applies to all claims against all parties to such actions and proceedings, including parties who are not parties to this Environmental Indemnity. This waiver is knowingly, intentionally, and voluntarily made by Indemnitor and Indemnitor expressly acknowledges that neither Lender nor any person acting on behalf of Lender has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Indemnitor further acknowledges that Indemnitor has been represented (or has had the opportunity to be represented) in the signing of this Environmental Indemnity and in the making of this waiver by independent legal counsel, selected of Indemnitor's own free will, and that Indemnitor has had the opportunity to discuss this waiver with counsel. Indemnitor further acknowledges that Indemnitor has read and understands the meaning and ramifications of this Environmental Indemnity and, specifically, this waiver provision.

              25. Any (a) rights and claims that Indemnitor may now have or hereafter acquire against Borrower or any other guarantor of all or any of the Loan that arise from the existence or performance of Indemnitor's obligations under this Environmental Indemnity, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, and any right to participate in any claim or remedy of Lender against Borrower or any collateral which Lender now has or hereafter acquires (all such claims and rights are referred to as "Indemnitor's Conditional Rights"), and
         (b) other indebtedness of Borrower now or hereafter owed to or held by Indemnitor (all such other indebtedness is referred to as "Indemnitor-Borrower Indebtedness") shall be

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         subordinate to Lender's right to full payment and performance of the
         Loan and shall not be enforced unless and until the Loan is fully paid and performed. If, notwithstanding the foregoing provisions, any amount shall be paid to any Indemnitor hereunder on account of any such Indemnitor's Conditional Rights or Indemnitor-Borrower Indebtedness and either (i) such amount is paid to such Indemnitor at any time when the Loan shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such Indemnitor, any payment made by Borrower to Lender is at any time determined to be a Preferential Payment (as hereinafter defined), then such amount paid to such Indemnitor shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied upon the Loan, whether matured or unmatured, in such order as Lender, in its sole and absolute discretion, shall determine. As used herein, the term "Preferential Payment" shall mean any payment all or any part of which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether pursuant to any bankruptcy act or otherwise.

              26. If Borrower pays any sum otherwise payable by Indemnitor hereunder and if such sum must be repaid to Borrower pursuant to any bankruptcy or insolvency law, then Indemnitor's obligation to pay such sum hereunder shall not be diminished and shall continue in full force and effect.

              27. If any term of this Environmental Indemnity or any application of any such term shall be invalid, illegal, or unenforceable, the remainder of this Environmental Indemnity and any other application of such term shall remain effective.

              28. No delay in exercising any right or power hereunder shall operate as a waiver, and no waiver of any right or power or consent by Lender shall be valid unless in writing. The failure of Lender to insist upon strict compliance with any of the terms of this Environmental Indemnity shall not be considered to be a waiver of any such terms, nor shall it prevent Lender from insisting upon strict compliance with this Environmental Indemnity at any time thereafter.

              29. No provision of this Environmental Indemnity may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


                                                         Environmental Indemnity
                                                                  Rapid City, SD

         IN WITNESS WHEREOF, Indemnitor has caused this instrument to be executed as of the date first written above.

                                          BORDERS, INC.



                                          By:/s/ EDWARD W. WILHELM
                                             -----------------------------------
                                          Name:    Edward W. Wilhelm
                                          Its:     Vice President




                                          BORDERS GROUP, INC.



                                          By:/s/  BRUCE A. QUINNELL
                                             -----------------------------------
                                          Name:    Bruce A. Quinnell
                                          Its:     Vice Chairman





                                                         Environmental Indemnity
                                                                  Rapid City, SD

                                 ACKNOWLEDGMENTS


STATE OF MICHIGAN          )
                           ) SS
COUNTY OF ___________      )

         The foregoing instrument was executed before me this _____ day of January, 2001 by Bruce A. Quinnell, Vice Chairman of Borders Group, Inc., a Michigan corporation, on behalf of the corporation.


                                    /s/
                                    -------------------------------------
                                    Notary Public
                                    ____________________ County, Michigan
                                    My Commission Expires:_______________


STATE OF MICHIGAN          )
                           ) SS
COUNTY OF ___________      )

         The foregoing instrument was executed before me this _____ day of January, 2001 by Edward W. Wilhelm, Vice President of Borders, Inc., a Colorado corporation, on behalf of the corporation.


                                    /s/
                                    -------------------------------------
                                    Notary Public
                                    ____________________ County, Michigan
                                    My Commission Expires:_______________





                                                         Environmental Indemnity
                                                                  Rapid City, SD